Investor Presentation May 2019

Forward-looking Statements & Non-GAAP Financial Information TECHNOLOGY | INNOVATION | SOLUTIONS Forward-Looking Language This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, our guidance relating to revenue and EBITDA, and statements we make regarding targeted, possible and expected growth in revenue, adjusted EBITDA and headcount. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, our ability to achieve operational efficiencies and meet customer demand for products and services and the risks described in the Company’s filings with the Securities and Exchange Commission, including the Company’s reports on Form 10-K and Form 10-Q. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement that may be made from time to time, whether written or oral, whether as a result of new information, future developments or otherwise. Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include adjusted EBITDA and adjusted earnings from operations. Management believes that such information can enhance investors’ understanding of the company’s ongoing operations. See the accompanying table below for a reconciliation of adjusted EBITDA and adjusted earnings from operations to the most closely related GAAP measure. 2

Agilysys Overview TECHNOLOGY | INNOVATION | SOLUTIONS • Agilysys is a Technology Software Solutions Company Subscription Reservations and Exclusively Focused on the Hospitality Industry On Prem Analytics Guest • Our Solutions Are Mission Critical to Core Hospitality Operations Optimization Value - These Systems Are Required to Run the Hospitality Business • Our Software Solutions Drive Substantial Customer Benefits, Staff Payment Including Increased Revenue, Reduced Cost, Enhanced Guest Mobility Experiences and Improved Employee Morale Guest Facing Guest • Offices in 11 Locations Globally with Corporate Headquarters in Terminals Connections Guest Alpharetta, Georgia Self-service $140.8M 54% 33% 24% Total Recurring Revenue as a % Subscription Revenue as a Subscription Revenue Revenue of Total Revenue % of Recurring Revenue Growth Rate *Note: All data is as of the fiscal year ended March 31, 2019. 3

We Serve Leading Hospitality Brands TECHNOLOGY | INNOVATION | SOLUTIONS Gaming – 56% of Revenue Hotels, Resorts and Cruise – 26% of Revenue FoodFood Service – 17% of Revenue Restaurants, Universities, Stadia and Healthcare – 1% of Revenue Note: Revenue contribution figures represent percentage for the fiscal year ended March 31, 2019. 4

Agilysys Products TECHNOLOGY | INNOVATION | SOLUTIONS Well-Established rGuest Emerging POINT OF SALE (POS) PROPERTY MANAGEMENT (PMS) OTHER 5

Go To Market Strategy

TECHNOLOGY | INNOVATION | SOLUTIONS


OBSESSIVELY CUSTOMER CENTRIC
IN EVERY MARKET WE SERVE
ENGINEERING DRIVEN COMPANY
~10%* FY19 YOY Improvement in Customer Retention vs. FY18
~40%* Increase in YOY International Bookings
R&D Team Strength**
Jan 2017 – 230
Mar 2019 – 500
Dec 2019 – 650

Agilysys

*Fiscal year 2019 year to date ended March 31, 2019 to fiscal year 2018 comparative period.
**R&D strength numbers represent approximate headcount. The Dec 19 figure is an estimated projection.

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Agilysys Mission TECHNOLOGY | INNOVATION | SOLUTIONS HELP OUR CUSTOMERS IMPROVE GUEST EXPERIENCE AND LOYALTY WHATEVER IT TAKES, INCLUDING INTEGRATION WITH 3rd PARTY PARTNERS WITH DEDICATION TO PAST, PRESENT & FUTURE CUSTOMER INVESTMENTS IN OUR PRODUCTS AND SERVICES 7

What Sets Agilysys Apart TECHNOLOGY | INNOVATION | SOLUTIONS Pure Hospitality Hospitality is all We Do Because our Business is 100% Focused on this Industry Comprehensive Solutions Agilysys has the Broadest Software Offerings with the Deepest Functionality in the Market Obsessively Customer Centric We are Obsessive About Putting our Customers at the Center of Everything We Do 8

Hospitality Addressable Market TECHNOLOGY | INNOVATION | SOLUTIONS ARR Market Opportunity ARR Product Opportunity $4.8 Billion $4.8 Billion SA $0.35B 7% APAC $1.36B PMS 28% $1.61B NA 34% $1.72B POS 37% $3.18B 66% EMEA $1.36B 28% Agilysys Revenue ~ $140.8M* *Fiscal year ended March 31, 2019. 9

Achievements Under New Management Team TECHNOLOGY | INNOVATION | SOLUTIONS • Six Consecutive Quarters of Sequential Revenue Growth January 2017 (Q4 - FY17) we began a • Four Consecutive Quarters of Record Revenue focus on cost control and aligning • Expect Approximately 11% Year-Over-Year Revenue Growth in Fiscal 2020 Compared to Fiscal 2019 resources to position Agilysys for consistent profitable • Average Subscription Revenue Year Over Year Growth Rate of 33% for Past 16 Quarters growth • Subscription Revenue Accounts for 33% of Fiscal 2019 Overall Recurring Revenue • Five Consecutive Quarters of Positive Adjusted Earnings from Operations (AOE) • FY19 AOE was $4.8M, Above Our Prior Expectation for Break-Even to Slightly Positive AOE This Year • More Than Doubled Number of Software Development Team Members While Significantly Improving Profitability and Cash Flows • AOE Improvement of $10.7M in Fiscal 2019 Compared to Fiscal 2018 Leading to Positive Total Company Cash Flows During Fiscal 2019 10

Creating Value with New Leadership and Strategy TECHNOLOGY | INNOVATION | SOLUTIONS 23 22 21 Announced 20 First Ever Positive AOE 19 Tony Quarter Pritchett 18 Promoted to CFO 17 Ramesh Srinivasan Heather Foster 16 Joins as Sridhar Joins as VP of CEO Laveti Marketing 15 Joins as R&D VP 14 13 IDC Established, Managed Locally Jeba Kingsley by Prakash Bhat 12 Joins as VP of Professional 11 Don Prabuddha Services DeMarinis 10 Biswas Joins as Joins as Rob Jacks Promoted to CIO 9 SVP of Sales CTO 8 11

India Development Center TECHNOLOGY | INNOVATION | SOLUTIONS • Currently Doubling Capacity To: • 68,000 Square Feet • 660 Employee Capacity • Approximately 90% of Current Chennai Employees are Technical Staff 12

Long Term Financial Targets TECHNOLOGY | INNOVATION | SOLUTIONS 12/31/17 Current EV/Rev EV/Rev 1.9 3.4 Targeting Four-Year Revenue Growth CAGR of between 10% - 20% and Adjusted EBITDA of between 10%-20% of Revenue by FY2021 (begins April 2020) 13

FINANCIAL OVERVIEW

Evolving Business, Evolving P&L TECHNOLOGY | INNOVATION | SOLUTIONS Financial Metrics and Valuation* Business Metrics (as of 03/31/19) Share Price (5/23/19) $22.33 Direct POS End Points Managed ~54k Diluted Shares Outstanding 23.1M Y/Y Growth 16% Diluted Market Capitalization $514.8M Direct Hotel Rooms Managed ~271k Y/Y Growth 5% Cash (as of 03/31/19) $40.8M Recurring Revenue* 54% Debt (as of 03/31/19) $0.1M As % of Total Revenue Enterprise Value $474.1M Subscription Revenue* 33% As % of Recurring Revenue Revenue $140.8M Services Revenue* 19% Gross Profit $73.9M As % of Total Revenue Adjusted EBITDA^ $10.3M Subscription Revenue Growth Y/Y* 24% Adjusted Earnings from Operations^ $4.8M rGuest as % of Total Revenue* 9% Earnings per Share ($0.57) New Customer Count* 89 EV/Revenue 3.4x EV/Gross Profit 6.4x ^Non-GAAP measure, see reconciliation on slide 28. *Fiscal year ended March 31, 2019. 15

We Provide Industry Leading Hospitality Solutions TECHNOLOGY | INNOVATION | SOLUTIONS PROPERTY POINT-OF-SALE MANAGEMENT 63% of Revenue 25% POS Solutions of Revenue PMS Solutions ~54k end points at 03/31/19 ~271k rooms at 03/31/19 +16% since 03/31/18 9% +5% since 03/31/18 of Revenue DOCUMENT INVENTORY & 3% MANAGEMENT PROCUREMENT of Revenue 91% 9% Product Technology of Revenue of Revenue WELL-ESTABLISHED rGUEST Note: Revenue contribution figures represent percentage for the fiscal year ended March 31, 2019 and include an allocation of revenue amounts to our 4 core product groupings. 16

Strong Balance Sheet TECHNOLOGY | INNOVATION | SOLUTIONS Consolidated Balance Sheet (in thousands) March 31, 2018 March 31, 2019 Cash, Cash Equivalents and Marketable Securities $39,943 $40,771 Other Current Assets 23,981 38,237 Long-Term Assets 93,283 84,583 Total Assets $157,207 $163,591 Current Liabilities $44,581 $58,301 Other Liabilities 4,195 4,668 Total Liabilities 48,776 62,969 Shareholders’ Equity 108,431 100,622 Total Liabilities and Shareholders’ Equity $157,207 $163,591 17

Historical Financial Results TECHNOLOGY | INNOVATION | SOLUTIONS Revenue - GAAP Net Loss - GAAP $145,000 $140,842 ($1,000) $140,000 $135,000 ($6,000) ($3,765) $130,000 $127,678 $127,360 ($11,000) ($8,350) $125,000 $120,366 ($11,721) $120,000 ($13,164) ($16,000) $115,000 FY16 FY17 FY18 FY19 FY16 FY17 FY18 FY19 ^ Adjusted EBITDA – Non-GAAP Adjusted Earnings from Operations–Non GAAP^ $12,000 $10,277 $10,000 $4,770 $9,082 $8,000 $0 $4,287 $4,478 $4,000 ($10,000) ($5,976) ($11,568) $0 ($20,000) ($16,661) FY16 FY17 FY18 FY19 FY16 FY17 FY18 FY19 All numbers in thousands. ^ Non-GAAP measure, see reconciliation on slide 28. 18

Revenue - Quarterly TECHNOLOGY | INNOVATION | SOLUTIONS Total Revenue $37,000 $36,618 $36,014 $36,000 $35,000 $34,203 $33,865 $34,007 $34,000 $33,448 $33,000 $32,056 $32,000 $31,310 $31,000 $30,602 $30,129 $30,000 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 All numbers in thousands. 19

Profitability Metrics - Quarterly TECHNOLOGY | INNOVATION | SOLUTIONS Adjusted Earnings from Operations – Non GAAP^ $1,995 $2,000 $1,858 $1,000 $564 $684 $237 $0 ($1,000) ($1,158) ($1,440) ($2,000) ($1,909) ($3,000) ($3,475) ($4,000) ($3,779) Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 All numbers in thousands. ^ Non-GAAP measure, see reconciliation on slide 29. 20

Profitability Metrics - Quarterly TECHNOLOGY | INNOVATION | SOLUTIONS Adjusted EBITDA – Non GAAP^ $3,500 $3,113 $2,965 $3,061 $3,000 $2,641 $2,500 $2,310 $2,392 $2,069 $2,135 $2,000 $1,640 $1,500 No Software Capitalization $1,000 from Q2 FY19 onwards $500 $0 ($500) ($234) Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Average of $2.5M in capitalized software development costs per quarter from Q1’17 to Q1’19. All numbers in thousands. ^ Non-GAAP measure, see reconciliation on slide 29. 21

Profitability Metrics - Quarterly TECHNOLOGY | INNOVATION | SOLUTIONS Adjusted EBITDA less Capitalized Software Development Costs – Non GAAP^ $3,000 $2,584 $2,392 $2,135 $2,000 $1,415 $981 $1,000 $274 $0 ($177) ($385) ($1,000) No Software ($1,350) Capitalization ($2,000) from Q2 FY19 onwards ($3,000) ($2,948) ($4,000) Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 All numbers in thousands. ^ Non-GAAP measure, see reconciliation on slide 29. 22

APPENDIX

Senior Management Leading New Growth Vision TECHNOLOGY | INNOVATION | SOLUTIONS RAMESH SRINIVASAN - President and Chief Executive Officer Ramesh is an accomplished CEO with leadership and turnaround success across multiple industries resulting in rapid and sustainable long-term growth and significant increases in shareholder value. TONY PRITCHETT - Chief Financial Officer Tony is a certified public accountant who joined Agilysys in 2012 as controller of the Retail Solutions Group, bringing with him prior financial experience with software and SaaS companies. PRABUDDHA BISWAS - Chief Technology Officer Prabuddha brings over 30 years of successful software development and innovative technology leadership to Agilysys, where his responsibilities include leadership and oversight of the Company’s technology vision. DON DEMARINIS - Senior Vice President Sales, Americas Don brings extensive industry experience and success at Oracle and Micros selling hospitality technology and services to global clients across markets where he led sales increases of up to 30% per annum. 24

Senior Management Leading New Growth Vision TECHNOLOGY | INNOVATION | SOLUTIONS KYLE BADGER - Senior Vice President, General Counsel and Secretary Kyle leads the global legal and human resources teams, and brings over 22 years of legal experience representing public and private companies in general corporate matters. SRIDHAR LAVETI - Vice President of Established Products and Customer Support Sridhar leads the product engineering and management teams for established Agilysys products and oversees customer support. He brings 25+ years of technology and management leadership across multiple industries. PRAKASH BHAT - Vice President and Managing Director (India) Prakash brings 30+ years of experience in technology and management with an impressive track record of building new companies to create a strong market presence for established organizations in new locations. ANDREW COX - Managing Director (Asia Pacific) Andrew has 20+ years of experience, including significant experience with hospitality software companies, working in the Asia Pacific region bringing an extensive background in developing and executing go-to- market strategies which deliver profitable and sustainable growth. 25

Senior Management Leading New Growth Vision TECHNOLOGY | INNOVATION | SOLUTIONS ROB JACKS – Chief Information Officer Rob was promoted to CIO in December 2018 and is responsible for advancing Agilysys’ internal systems and information technology processes. Rob has a reputation as a transformational executive who can deploy complex solutions with a measurable ROI. JAMES SLATTER - Managing Director (EMEA) Based in the UK for 16 years, James has extensive experience working in the hospitality industry, satisfying the software needs of enterprise clients, and helping US based companies expand their international footprint. HEATHER FOSTER - Vice President of Marketing Heather is an accomplished marketing executive focused on high growth companies for business-to- business technology, enterprise software and cloud across multiple industries to successful outcomes. JEBA KINGSLEY - Vice President of Professional Services Jeba was hired as Vice President of Professional Services in December 2018. Jeba has more than 20 years of experience leading revenue-generating global client services organizations. 26

Non-GAAP Reconciliation TECHNOLOGY | INNOVATION | SOLUTIONS AGILYSYS, INC. RECONCILIATION OF NET LOSS TO ADJUSTED EARNINGS FROM OPERATIONS (UNAUDITED) Twelve Months Ended March 31 (In thousands) 2019 2018 2017 2016 Net loss $ (13,164) $ (8,350) $ (11,721) $ (3,765) Income tax expense (benefit) 221 (3,251) 236 6 Loss before taxes (12,943) (11,601) (11,485) (3,759) Depreciation of fixed assets 2,504 2,631 2,409 2,199 Amortization of intangibles 2,567 1,879 1,392 1,243 Amortization of developed technology 12,602 10,016 8,012 1,022 Interest income (329) (88) (147) (63) EBITDA (a) 4,401 2,837 181 642 Share-based compensation 4,376 4,688 2,427 3,405 Restructuring, severance and other charges 1,168 1,798 1,561 283 Asset write-offs and other fair value adjustments - - - 180 Other non-operating (income) expense 191 (391) 224 (491) Legal settlements 141 150 85 268 Adjusted EBITDA (b) 10,277 9,082 4,478 4,287 Capitalized software development costs (2,189) (8,918) (11,888) (15,048) Adjusted EBITDA less capitalized software development costs (c) 8,088 164 (7,410) (10,761) Capital expenditures (3,318) (6,140) (4,158) (5,900) Adjusted Earnings from Operations (d) $ 4,770 $ (5,976) $ (11,568) $ (16,661) Product development (operating expenses) $ 37,817 $ 27,936 $ 29,048 $ 26,688 Capitalized software development costs 2,189 8,918 11,888 15,048 Product development plus capitalized software development costs (e) $ 40,006 $ 36,854 $ 40,936 $ 41,736 (a) EBITDA is defined as net income before income taxes, interest expense, depreciation and amortization (b) Adjusted EBITDA, a non-GAAP financial measure, is defined as income before income taxes, interest expense (net of interest income), depreciation and amortization (including amortization of developed technology), and excluding charges relating to i) legal settlements, ii) restructuring, severance, and other charges, iii) asset write-offs and other fair value adjustments, iv) share-based compensation, and v) other non-operating (income) expense (c) Adjusted EBITDA less capitalized software development costs, a non-GAAP financial measure, is defined as Adjusted EBITDA, less capitalized software development costs (d) Adjusted Earnings from Operations, a non-GAAP financial measure, is defined as Adjusted EBITDA less capitalized software development costs, less capital expenditures (e) Product development plus capitalized software development costs, a non-GAAP financial measure, is defined as total product development expense plus capitalized software development costs 27

Non-GAAP Reconciliation

TECHNOLOGY | INNOVATION | SOLUTIONS

RECONCILIATION OF NET LOSS TO ADJUSTED EARNINGS FROM OPERATIONS
(UNAUDITED)

	Three Months Ended									
(In thousands)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Net loss	$ (3,589)	$ (4,048)	$ (3,791)	$ (1,736)	$ (210)	$ (1,934)	$ (3,248)	$ (2,958)	$ (5,287)	$ (1,737)
Income tax expense (benefit)	35	182	53	(49)	(1,812)	(1,623)	105	78	(16)	129
Loss before taxes	(3,554)	(3,866)	(3,738)	(1,785)	(2,022)	(3,557)	(3,143)	(2,880)	(5,303)	(1,608)
Depreciation of fixed assets	571	651	676	606	739	581	700	611	618	598
Amortization of intangibles	675	675	674	543	457	471	465	485	361	353
Amortization of developed technology	3,245	3,347	3,347	2,663	2,645	2,644	2,420	2,307	2,307	2,307
Interest income	(102)	(80)	(94)	(52)	(30)	(10)	(21)	(26)	(24)	(83)
EBITDA (a)	835	727	865	1,975	1,789	129	421	497	(2,041)	1,567
Share-based compensation	1,420	1,282	1,265	409	912	1,458	1,099	1,219	1,645	(58)
Restructuring, severance and other charges	222	58	448	440	557	378	826	37	77	1,394
Asset write-offs and other fair value adjustments	-	-	-	-	-	-	-	-	-	-
Other non-operating (income) expense	(100)	68	28	198	(197)	(46)	(37)	(113)	85	62
Legal settlements	15	-	35	91	-	150	-	-	-	-
Adjusted EBITDA (b)	2,392	2,135	2,641	3,113	3,061	2,069	2,310	1,640	(234)	2,965
Capitalized software development costs	-	-	(57)	(2,132)	(1,646)	(1,795)	(2,487)	(2,990)	(2,714)	(3,350)
Adjusted EBITDA less capitalized software development costs (c)	2,392	2,135	2,584	981	1,415	274	(177)	(1,350)	(2,948)	(385)
Capital expenditures	(1,708)	(277)	(589)	(744)	(851)	(2,183)	(981)	(2,125)	(831)	(1,055)
Adjusted Earnings from Operations (d)	$ 684	$ 1,858	$ 1,995	$ 237	$ 564	$ (1,909)	$ (1,158)	$ (3,475)	$ (3,779)	$ (1,440)
Product development (operating expenses)	$ 10,525	$ 10,059	$ 10,151	$ 7,089	$ 7,233	$ 7,269	$ 6,812	$ 6,626	$ 8,401	$ 6,847
Capitalized software development costs	-	-	57	2,132	1,646	1,795	2,487	2,990	2,714	3,350
Product development plus capitalized software development costs (e)	$ 10,525	$ 10,059	$ 10,208	$ 9,221	$ 8,879	$ 9,064	$ 9,299	$ 9,616	$ 11,115	$ 10,197

(a) EBITDA is defined as net income before income taxes, interest expense, depreciation and amortization

(b) Adjusted EBITDA, a non-GAAP financial measure, is defined as income before income taxes, interest expense (net of interest income), depreciation and amortization (including amortization of developed technology), and excluding charges relating to i) legal settlements, ii) restructuring, severance, and other charges, iii) asset write-offs and other fair value adjustments, iv) share-based compensation, and v) other non-operating (income) expense

(c) Adjusted EBITDA less capitalized software development costs, a non-GAAP financial measure, is defined as Adjusted EBITDA, less capitalized software development costs

(d) Adjusted Earnings from Operations, a non-GAAP financial measure, is defined as Adjusted EBITDA less capitalized software development costs, less capital expenditures

(e) Product development plus capitalized software development costs, a non-GAAP financial measure, is defined as total product development expense plus capitalized software development costs

Agilysys...

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Cash Flow TECHNOLOGY | INNOVATION | SOLUTIONS FY19 FY18 FY17 FY16 Operating activities Loss from continuing operations $ (13,164) $ (8,350) $ (11,721) $ (3,765) Non cash adjustments, restructuring, legal settlements 22,219 16,586 14,110 7,741 Changes in assets & liabilities (1,814) (1,362) 1,044 3,242 Net cash provided by operating activities 7,241 6,874 3,433 7,218 Investing activities Capital expenditures (3,318) (6,140) (4,158) (5,900) Capitalized developed software (2,189) (8,918) (11,888) (15,048) Investments (27) (27) 2,181 (65) Net cash used in investing activities (5,534) (15,085) (13,865) (21,013) Net cash used in financing activities (767) (1,295) (847) (577) Effect of exchange rate (112) 194 (74) (87) Decrease in cash & cash equivalents 828 (9,312) (11,353) (14,459) Cash & cash equivalents - beginning of period 39,943 49,255 60,608 75,067 Cash & cash equivalents - end of period $ 40,771 $ 39,943 $ 49,255 $ 60,608 29

Agilysys Corporate Headquarters Agilysys Global Footprint • Alpharetta, Georgia Agilysys US Offices • Las Vegas, Nevada • Santa Barbara, California • Bellevue, Washington Agilysys EMEA Office Windsor, UK • United Kingdom Seattle, WA Las Vegas, NV Agilysys APAC Offices Santa Barbara, CA Alpharetta, GA • Hong Kong Shenzhen, China Hong Kong • Malaysia Chennai, India • Philippines Manila, Philippines Kuala Lumpur, Malaysia • Singapore Singapore • China Agilysys Demonstration Centers • Alpharetta, Georgia • Las Vegas, Nevada Principal Location India Development Center Country with Installation Reseller • Chennai, India 30

Contact: Tony Pritchett Chief Financial Officer (770) 810-7941 Richard Land / Norberto Aja InvestorRelations@agilysys.com JCIR (212) 835-8500 Dave Wood agys@jcir.com VP of Finance (770) 810-7920 InvestorRelations@agilysys.com 31